WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JULY 1, 2015 (AS SUPPLEMENTED OCTOBER 27, 2015)

The information below supplements the Summary Prospectus of the William Blair Global Small Cap Growth Fund.

The Global Small Cap Growth Fund (the “Fund”) is closed to additional investment.

Upon the recommendation of the Adviser, the Board of Trustees determined that it was in the best interests of the Fund to redeem all the shares of the Fund outstanding on or about January 15, 2016 (the “Liquidation Date”), and then to terminate the Fund. Prior to the Liquidation Date, shareholders of the Fund may redeem their shares or exchange their shares for shares of another William Blair Fund. Any shares of the Fund that have not been redeemed or exchanged prior to the Liquidation Date will be redeemed automatically at their net asset value per share on that date.

Effective December 3, 2015, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Global Small Cap Growth Fund.

Portfolio Manager(s). Andrew G. Flynn, a Partner of the Adviser, manages the Fund. Mr. Flynn has managed or co-managed the Fund since its inception in 2013.

Dated: December 3, 2015

WILLIAM BLAIR FUNDS 222 West Adams Street Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.